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                                                                    Exhibit 99.1


                                  Certification
            Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
                    (Subsections (a) and (b) of Section 1350,
                   Chapter 63 of Title 18 United States Code)

       Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections
(a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), each of the undersigned officers of Vertex Pharmaceuticals Incorporated, a Massachusetts corporation (the "Company"), does hereby certify, to such officer's knowledge, that the Quarterly Report on Form 10-Q for the quarter ended September 30, 2002 (the "Form 10-Q") of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operation of the Company.


Dated:    NOVEMBER 14, 2002                     /s/ Joshua S. Boger
        --------------------             --------------------------------------
                                                    Joshua S. Boger
                                                    CHAIRMAN AND CEO
                                            (PRINCIPAL EXECUTIVE OFFICER)


Dated:    NOVEMBER 14, 2002                     /s/ Ian F. Smith
        --------------------             --------------------------------------
                                                      Ian F. Smith
                                                   VICE PRESIDENT AND
                                                CHIEF FINANCIAL OFFICER
                                             (PRINCIPAL FINANCIAL OFFICER)


       The foregoing certification is being furnished solely pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code) and is not being filed as part of a separate disclosure document.